                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS that each of the undersigned, a director and/or officer of NIPPON TELEGRAPH AND TELEPHONE CORPORATION, a Japanese corporation (the "Company"), hereby constitutes and appoints Mr. Satoru Miyamura each of the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company in the form of shares or American Depositary Shares, to be offered on terms to be determined at the time such securities are offered for sale, including specifically, but without limiting the generality of the foregoing power and authority:

                1. To sign the name of the Company and the name of the undersigned, individually and in his capacity as director or officer of the Company, to any new Registration Statement on Form F-3 relating to the shares of the Company's Common Stock to be filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, and to any and all instruments or documents filed as a part of or in connection with any such Registration Statement and amendments; and

                2. To sign such other documents and do such other things as said agent and attorney-in-fact may deem necessary or appropriate in connection with the foregoing.


        Each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF each of the undersigned has subscribed these presents this 24th day of October, 2000.


 /s/ Jun-ichiro Miyazu                   /s/ Norio Wada
------------------------------          ------------------------------
Jun-ichiro Miyazu                       Norio Wada
President                               Senior Executive Vice President
(Principal Executive Officer)           (Director)
(Director)


 /s/ Yusuke Tachibana                    /s/ Haruki Matsuno
------------------------------          ------------------------------
Yusuke Tachibana                        Haruki Matsuno
Senior Executive Vice President         Senior Executive Vice President
(Director)                              (Director)

 /s/ Kanji Koide                                   /s/ Shigehiko Suzuki
------------------------------                     -----------------------------
Kanji Koide                                        Shigehiko Suzuki
Senior Vice President                              Senior Vice President
(Director)                                         (Director)


 /s/ Hiromi Wasai                                  /s/ Toyohiko Takabe
------------------------------                     -----------------------------
Hiromi Wasai                                       Toyohiko Takabe
Senior Vice President                              Senior Vice President
(Director)                                         (Director)


 /s/ Satoru Miyamura                               /s/ Takashi Imai
------------------------------                     -----------------------------
Satoru Miyamura                                    Takashi Imai
Senior Vice President                              Senior Vice President
(Principal Financial and Accounting Officer)       (Director)
(Director)

 /s/ Yotaro Kobayash
------------------------------
Yotaro Kobayash
Senior Vice President
(Director)

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, as Executive Vice President of NTT AMERICA, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Mr. Satoru Miyamura the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company in the form of shares or American Depositary Shares, to be offered on terms to be determined at the time such securities are offered for sale, including specifically, but without limiting the generality of the foregoing power and authority:

                1. To sign the name of the Company and the name of the undersigned, individually and in his capacity as director or officer of the Company, to any new Registration Statement on Form F-3 relating to the shares of the Company's Common Stock to be filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, and to any and all instruments or documents filed as a part of or in connection with any such Registration Statement and amendments; and

                2. To sign such other documents and do such other things as said agent and attorney-in-fact may deem necessary or appropriate in connection with the foregoing.

        The undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF the undersigned has subscribed these presents this 24th day of October, 2000.



                                       /s/ Akihiko Okada
                                       -----------------------------
                                       Akihiko Okada
                                       Executive Vice President